                                                               Exhibit 99

                         Form 4 Joint Filer Information

Name:                                      Consonance Capman GP, LLC

Address:                                   1370 Avenue of the Americas
                                           Suite 3301
                                           New York, NY 10019

Date of Event Requiring Statement:         03/28/16

Name:                                      Mitchell Blutt

Address:                                   1370 Avenue of the Americas
                                           Suite 3301
                                           New York, NY 10019

Date of Event Requiring Statement:         03/28/16